SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): July 26, 2001


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)


              Delaware                       333-49820                        13-3320910
-----------------------------------      ---------------        -------------------------------
  (State or Other Jurisdiction of          (Commission          (I.R.S. Employer Identification
           Incorporation)                  File Number)                          No.)


                               11 Madison Avenue
                           New York, New York 10010
          -----------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------


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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                Exhibit 5.1)

         23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
               5.1 and 8.1)

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                            SECURITIES CORP.


                                              By: /s/ Helaine Hebble
                                                 -------------------
                                                 Name: Helaine Hebble
                                                   Title: Vice President



Dated:  July 26, 2001

                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

5.1   Legality Opinion of Sidley Austin Brown & Wood LLP                   5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included
      in Exhibit 5.1)                                                      5

23.1  Consent of Sidley Austin Brown & Wood LLP (included in
      Exhibits 5.1 and 8.1)                                                5